Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of A. H. Belo Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, James M. Moroney III, Chairman of the Board, President and Chief Executive Officer of the Company, and Katy Murray, Senior Vice President/Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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	By:	/s/ James M. Moroney III
James M. Moroney III
Chairman of the Board, President and Chief Executive Officer

	Date:	August 2, 2016

By:	/s/ Katy Murray
Katy Murray
Senior Vice President/Chief Financial Officer

Date:	August 2, 2016